UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 31, 2018, Two Harbors Investment Corp. (“Two Harbors” or the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the U.S. Securities and Exchange Commission in connection with the consummation on July 31, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2018, by and among Two Harbors, CYS Investments, Inc., a Maryland corporation (“CYS”) and Eiger Merger Subsidiary LLC, a Maryland limited liability company and an indirect, wholly owned subsidiary of Two Harbors (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into CYS, with CYS continuing as the surviving corporation, becoming an indirect, wholly owned subsidiary of Two Harbors (the “Merger”). This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of CYS at December 31, 2017 and December 31, 2016 and the related audited consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for each of the three years ended December 31, 2017, 2016 and 2015 are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheets of CYS at June 30, 2018, the related unaudited consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the six-month periods ended June 30, 2018 and June 30, 2017 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)   Pro Forma Financial Information.

The required unaudited pro forma combined financial information with respect to the Merger is filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for CYS.

99.1

Audited consolidated balance sheets of CYS at December 31, 2017 and December 31, 2016 and the related audited consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for each of the three years ended December 31, 2017, 2016 and 2015.

99.2

Unaudited consolidated balance sheet of CYS at June 30, 2018 and the related unaudited consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the six-month periods ended June 30, 2018 and June 30, 2017.

99.3	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2018	TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel